UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 11, 2020 (May 8, 2020)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-969-3500

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.025 par value	STLD	NASDAQ Global Select Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 8, 2020. Of the 212,678,858 shares of common stock issued and outstanding as of the record date on March 9, 2020, 184,550,537 shares were present, in person or by proxy, thus constituting a quorum of 86.77% of the total shares outstanding and entitled to vote.

At the meeting, stockholders elected all eleven of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2020; and approved, by an advisory vote, named executive officer compensation for 2019.

Set forth below is the final share voting results for each of the proposals.

(1)	Election of eleven (11) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes

Mark D. Millett	166,628,251	2,731,653	15,190,633
Sheree L. Bargabos	168,138,699	1,221,205	15,190,633
Keith E. Busse	156,795,039	12,564,865	15,190,633
Frank D. Byrne, M.D.	157,796,627	11,563,277	15,190,633
Kenneth W. Cornew	162,739,250	6,620,654	15,190,633
Traci M. Dolan	163,339,469	6,020,435	15,190,633
James C. Marcuccilli	155,354,829	14,005,075	15,190,633
Bradley S. Seaman	156,117,170	13,242,734	15,190,633
Gabriel L. Shaheen	165,384,646	3,975,258	15,190,633
Steven A. Sonnenberg	163,073,216	6,286,688	15,190,633
Richard P. Teets, Jr.	164,485,070	4,874,834	15,190,633

(2)	Proposal to ratify the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,953,629	9,501,051	95,857	-

(3)	Proposal to approve, by an advisory vote, named executive officer compensation for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,726,715	9,442,636	190,553	15,190,633

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler

Date: May 11, 2020	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer